SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     December 18, 1998


                              THE SOUTHERN COMPANY
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             (Exact name of registrant as specified in its charter)

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          Delaware                  1-3526                  58-0690070
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(State or other jurisdiction   (Commission File    (IRS Employer Identification
      of incorporation)             Number)                    No.)


270 Peachtree Street, NW, Atlanta, Georgia             30303
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 (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code        (770) 393-0650
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                                       N/A
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         (Former name or former address, if changed since last report.)



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2

Item 5.         Other Events.
                On December 18, 1998, The Southern Company ("Southern"), Southern Company Capital Funding, Inc. ("Capital") and Southern Company Capital Trust V (the "Trust") entered into an Underwriting Agreement covering the issue and sale by the Trust of 6,000,000 6.875% Cumulative Quarterly Income Preferred Securities (liquidation amount $25 per Preferred Security). Said Preferred Securities were registered under the Securities Act of 1933, as amended, pursuant to the registration statement (Registration Statement Nos. 333-64871, 333-64871-01, 333-64871-02, 333-64871-03 and 333-64871-04) of Southern, Capital
and the Trust.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
         (c) Exhibits.

                  1.3 Underwriting Agreement, dated December 18, 1998, among Southern, Capital, the Trust and Goldman, Sachs & Co., as Representative of the Underwriters named in
                           Schedule I thereto.

                  4.4 Third Supplemental Indenture dated as of December 23, 1998, providing for the issuance of Capital's Series E 6.875% Junior Subordinated Notes due December 31, 2028.

                  4.7-A Amended and Restated Trust Agreement of Southern Company Capital Trust V.

                  4.8-A Form of Preferred Security of Southern Company Capital Trust V (included in Exhibit 4.7-A above).

                  4.10 Form of Series E 6.875% Junior Subordinated Note (included in Exhibit 4.4 above).

                  4.11-A Preferred Securities Guarantee of Southern relating to the Preferred Securities.

                  4.12-A Agreement as to Expenses and Liabilities relating to Southern Company Capital Trust V (included in Exhibit 4.7-A above).


                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:     December 23, 1998                THE SOUTHERN COMPANY



                                           By /s/Patricia Roberts
                                                  Patricia Roberts
                                                 Assistant Secretary